CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                           Settlement Date             2/28/2005
                                           Determination Date          3/10/2005
                                           Distribution Date           3/15/2005

I.     All Payments on the Contracts                                                                                    468,505.10
II.    All Liquidation Proceeds on the Contracts with respect to Principal                                               13,835.44
III.   Repurchased Contracts                                                                                                  0.00
IV.    Investment Earnings on Collection Account                                                                              0.00
V.     Servicer Monthly Advances                                                                                          8,328.65
VI.    Distribution from the Reserve Account                                                                                  0.00
VII.   Deposits from the Pay-Ahead Account (including Investment Earnings)                                                  528.93
VIII.  Transfers to the Pay-Ahead Account                                                                                  (664.17)
IX.    Less:  Investment Earnings distributions
       (a)  To Sellers with respect to the Collection Account                                                                 0.00
       (b)  To Sellers with respect to the Pay-Ahead Account                                                                 (5.75)
X.     Deposits in error                                                                                                      0.00
Total available amount in Collection Account                                                                        $   490,528.20
                                                                                                                    ==============

DISTRIBUTION AMOUNTS                                                         Cost per $1000
---------------------------------                                            --------------

1.     (a)  Class A-1 Note Interest Distribution                                                           0.00
       (b)  Class A-1 Note Principal Distribution                                                          0.00
            Aggregate Class A-1 Note Distribution                              0.00000000                                     0.00

2.     (a)  Class A-2 Note Interest Distribution                                                           0.00
       (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                              0.00000000                                     0.00

3.     (a)  Class A-3 Note Interest Distribution                                                           0.00
       (b)  Class A-3 Note Principal Distribution                                                          0.00
            Aggregate Class A-3 Note Distribution                              0.00000000                                     0.00

4.     (a)  Class A-4 Note Interest Distribution                                                           0.00
       (b)  Class A-4 Note Principal Distribution                                                          0.00
            Aggregate Class A-4 Note Distribution                              0.00000000                                     0.00

5.     (a)  Class A-5 Note Interest Distribution                                                           0.00
       (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                              0.00000000                                     0.00

6.     (a)  Class A-6 Note Interest Distribution                                                           0.00
       (b)  Class A-6 Note Principal Distribution                                                          0.00
            Aggregate Class A-6 Note Distribution                              0.00000000                                     0.00

7.     (a)  Class B Note Interest Distribution                                                             0.00
       (b)  Class B Note Principal Distribution                                                            0.00
            Aggregate Class B Note Distribution                                0.00000000                                     0.00

8.     (a)  Class C Note Interest Distribution                                                        77,228.13
       (b)  Class C Note Principal Distribution                                                      368,198.30
            Aggregate Class C Note Distribution                               25.72930207                               445,426.43

9.   Servicer Payment
       (a)  Servicing Fee                                                                              5,637.09
       (b)  Reimbursement of prior Monthly Advances                                                   12,971.80
               Total Servicer Payment                                                                                    18,608.89

10.  Deposits to the Reserve Account                                                                                     26,492.88

Total Distribution Amount from Collection Account                                                                   $   490,528.20
                                                                                                                    ==============

Reserve Account distributions to Sellers

       (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                17,556.84
       (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     17,140.47
       (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                0.00
       (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     0.00
               Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                                34,697.31
                                                                                                                    ==============

Payahead Account distributions to Sellers

       (a)  Distribution from the Payahead Account to the Sellers(Chase USA)                               2.91
       (b)  Distribution from the Payahead Account to the Sellers(Chase Manhattan Bank)                    2.84
               Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                                     5.75
                                                                                                                    ==============


Chase MR97A                       Page 1 of 3

            INTEREST
---------------------------------

1.   Current Interest Requirement
       (a)  Class A-1 Notes    @ 5.845%                                                                    0.00
       (b)  Class A-2 Notes    @ 6.028%                                                                    0.00
       (c)  Class A-3 Notes    @ 6.140%                                                                    0.00
       (d)  Class A-4 Notes    @ 6.250%                                                                    0.00
       (e)  Class A-5 Notes    @ 6.420%                                                                    0.00
       (f)  Class A-6 Notes    @ 6.500%                                                                    0.00
               Aggregate Interest on Class A Notes                                                                             0.00
       (g)  Class B Notes      @ 6.680%                                                                                        0.00
       (h)  Class C Notes      @ 6.850%                                                                                   77,228.13

2.   Remaining Interest Shortfall
       (a)  Class A-1 Notes                                                                                0.00
       (b)  Class A-2 Notes                                                                                0.00
       (c)  Class A-3 Notes                                                                                0.00
       (d)  Class A-4 Notes                                                                                0.00
       (e)  Class A-5 Notes                                                                                0.00
       (f)  Class A-6 Notes                                                                                0.00
       (g)  Class B Notes                                                                                  0.00
       (h)  Class C Notes                                                                                  0.00

3.   Total Distribution of Interest                                           Cost per $1000
                                                                              --------------
       (a)  Class A-1 Notes                                                     0.00000000                 0.00
       (b)  Class A-2 Notes                                                     0.00000000                 0.00
       (c)  Class A-3 Notes                                                     0.00000000                 0.00
       (d)  Class A-4 Notes                                                     0.00000000                 0.00
       (e)  Class A-5 Notes                                                     0.00000000                 0.00
       (f)  Class A-6 Notes                                                     0.00000000                 0.00
               Total Aggregate Interest on Class A Notes                                                                      0.00
       (g)  Class B Notes                                                       0.00000000                                    0.00
       (h)  Class C Notes                                                       4.46095191                               77,228.13

           PRINCIPAL
---------------------------------

                                                                              No. of Contracts
                                                                              ----------------
1.   Amount of Stated Principal Collected                                                            210,426.41
2.   Amount of Principal Prepayment Collected                                       15               157,771.89
3.   Amount of Liquidated Contract                                                   0                     0.00
4.   Amount of Repurchased Contract                                                  0                     0.00

       Total Formula Principal Distribution Amount                                                                      368,198.30

5.   Principal Balance before giving effect to Principal Distribution                             Pool Factor
                                                                                                  -----------
       (a)  Class A-1 Notes                                                                        0.0000000                  0.00
       (b)  Class A-2 Notes                                                                        0.0000000                  0.00
       (c)  Class A-3 Notes                                                                        0.0000000                  0.00
       (d)  Class A-4 Notes                                                                        0.0000000                  0.00
       (e)  Class A-5 Notes                                                                        0.0000000                  0.00
       (f)  Class A-6 Notes                                                                        0.0000000                  0.00
       (g)  Class B Notes                                                                          0.0000000                  0.00
       (h)  Class C Notes                                                                          0.7814806         13,529,014.91

6.   Remaining Principal Shortfall
       (a)  Class A-1 Notes                                                                                                   0.00
       (b)  Class A-2 Notes                                                                                                   0.00
       (c)  Class A-3 Notes                                                                                                   0.00
       (d)  Class A-4 Notes                                                                                                   0.00
       (e)  Class A-5 Notes                                                                                                   0.00
       (f)  Class A-6 Notes                                                                                                   0.00
       (g)  Class B Notes                                                                                                     0.00
       (h)  Class C Notes                                                                                                     0.00

7.   Principal Distribution                                                  Cost per $1000
                                                                             --------------
       (a)  Class A-1 Notes                                                    0.00000000                                     0.00
       (b)  Class A-2 Notes                                                    0.00000000                                     0.00
       (c)  Class A-3 Notes                                                    0.00000000                                     0.00
       (d)  Class A-4 Notes                                                    0.00000000                                     0.00
       (e)  Class A-5 Notes                                                    0.00000000                                     0.00
       (f)  Class A-6 Notes                                                    0.00000000                                     0.00
       (g)  Class B Notes                                                      0.00000000                                     0.00
       (h)  Class C Notes                                                     21.26835016                               368,198.30

Chase MR97A                       Page 2 of 3

8.   Principal Balance after giving effect to Principal Distribution                              Pool Factor
                                                                                                  -----------
       (a)  Class A-1 Notes                                                                        0.0000000                  0.00
       (b)  Class A-2 Notes                                                                        0.0000000                  0.00
       (c)  Class A-3 Notes                                                                        0.0000000                  0.00
       (d)  Class A-4 Notes                                                                        0.0000000                  0.00
       (e)  Class A-5 Notes                                                                        0.0000000                  0.00
       (f)  Class A-6 Notes                                                                        0.0000000                  0.00
       (g)  Class B Notes                                                                          0.0000000                  0.00
       (h)  Class C Notes                                                                          0.7602122         13,160,816.61

           POOL DATA
---------------------------------
                                                                                                   Aggregate
                                                                            No. of Contracts   Principal Balance
                                                                            ----------------   -----------------
1.   Pool Stated Principal Balance as of   2/28/2005                                459          13,160,816.61

2.   Delinquency Information                                                                                         % Delinquent
                                                                                                                     ------------

              (a) 31-59 Days                                                         7               257,052.51         1.953%
              (b) 60-89 Days                                                         3                60,068.02         0.456%
              (c) 90-119 Days                                                        2                26,735.10         0.203%
              (d) 120 Days +                                                         0                     0.00         0.000%

3.   Contracts Repossessed during the Due Period                                     0                     0.00

4.   Current Repossession Inventory                                                  1               309,805.96

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    0                     0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    13,835.44
                                                                                                   ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    -13,835.44

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                         2,810.34

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              635                                5,368,630.23

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             8.706%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                96.159

        TRIGGER ANALYSIS
---------------------------------

1.     (a)  Average 60+ Delinquency Percentage                     2.812%
       (b)  Delinquency Percentage Trigger in effect ?                               NO

2.     (a)  Average Net Loss Ratio                                 -0.017%
       (b)  Net Loss Ratio Trigger in effect ?                                       NO
       (c)  Net Loss Ratio (using ending Pool Balance)             -0.115%

3.     (a)  Servicer Replacement Percentage                        -0.051%
       (b)  Servicer Replacement Trigger in effect ?                                 NO

         MISCELLANEOUS
---------------------------------

1.   Monthly Servicing Fees                                                                                              5,637.09

2.   Servicer Advances                                                                                                   8,328.65

3.     (a)  Opening Balance of the Reserve Account                                                                    5,325,240.59
       (b)  Deposits to the Reserve Account                                                           26,492.88
       (c)  Investment Earnings in the Reserve Account                                                 8,204.43
       (d)  Distribution from the Reserve Account                                                    (34,697.31)
       (e)  Ending Balance of the Reserve Account                                                                     5,325,240.59

4.   Specified Reserve Account Balance                                                                                5,325,240.59

5.     (a)  Opening Balance in the Pay-Ahead Account                                                                      2,023.38
       (b)  Deposits to the Pay-Ahead Account from the Collection Account                                664.17
       (c)  Investment Earnings in the Pay-Ahead Account                                                   5.75
       (d)  Transfers from the Pay-Ahead Account to the Collection Account                              (528.93)
       (e)  Ending Balance in the Pay-Ahead Account                                                                       2,164.37




Chase MR97A                       Page 3 of 3